UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 10, 2010
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas, Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On September 10, 2010, Capital Senior Living Corporation (the “Company”) completed the acquisition (the “Acquisition”) of certain leasehold interests in 12 communities and related personal property from Signature Assisted Living of Texas, LLC (“Signature”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on September 16, 2010, for purposes of providing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     The audited financial statements of Signature for the years ended December 31, 2009 and 2008 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference. The unaudited financial statements of Signature as of June 30, 2010 and 2009, and for the six months then ended are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
     The consents of Huselton, Morgan & Maultsby, P.C. with respect to Signature’s audited financial statements and unaudited financial statements are attached as Exhibits 23.1 and 23.2, respectively, to this Current Report on Form 8-K/A.
(b) Pro forma financial information.
     The unaudited pro forma condensed financial information reflecting the Acquisition for the year ended December 31, 2009 and for the six months ended June 30, 2010 is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Huselton, Morgan & Maultsby, P.C. to Audited Financial Statements

23.2	Consent of Huselton, Morgan & Maultsby, P.C. to Unaudited Financial Statements

99.1	Audited Financial Statements of Signature Assisted Living of Texas, LLC

99.2	Unaudited Financial Statements of Signature Assisted Living of Texas, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2010	Capital Senior Living Corporation
	By:	/s/ Ralph A. Beattie
		Name:	Ralph A. Beattie
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Huselton, Morgan & Maultsby, P.C. to Audited Financial Statements

23.2	Consent of Huselton, Morgan & Maultsby, P.C. to Unaudited Financial Statements

99.1	Audited Financial Statements of Signature Assisted Living of Texas, LLC

99.2	Unaudited Financial Statements of Signature Assisted Living of Texas, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information